                                                                    Exhibit 10.8

                            REAFFIRMATION OF GUARANTY

               Reference is hereby made to that certain Continuing Guaranty dated as of November 24, 1999 (the "Guaranty"), by the undersigned in favor of Union Bank of California, N.A. ("Bank"). Pursuant to that certain Loan and Security Agreement dated as of November 24, 1999, as amended by the First Amendment to Loan and Security Agreement dated as of August 23, 2000, the Second Amendment to Loan and Security Agreement dated as of January 11, 2002, the Third Amendment to Loan and Security Agreement dated as of June 28, 2002, and the Fourth Amendment to Loan and Security Agreement dated as of September ___, 2002 (including all exhibits and schedules thereto, and as the same may be subsequently amended, restated, supplemented or otherwise modified from time to time, collectively the "Existing Loan Agreement"), the undersigned agreed to guaranty the obligations of Overhill Farms, Inc., a Nevada corporation ("Borrower"). Concurrently herewith, the Existing Loan Agreement is being amended and restated pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith (the "Loan Agreement"), and it is understood and agreed that each reference in the Guaranty to "Loan Agreement" shall mean and be a reference to the Loan Agreement as it may be amended, supplemented, restated or replaced from time to time hereafter.

               In connection with the Loan Agreement, the undersigned hereby (i) acknowledges receipt of a copy of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), (ii) consents to all of the provisions of the Loan Agreement and the other Loan Documents, and (iii) ratifies and reaffirms, as of the date hereof, all of the provisions of the Guaranty.

Dated as of [September __], 2002.

OVERHILL L.C. VENTURES, INC., a
California corporation



By: ___________________________
       James Rudis
       President and Chief Executive Officer

Accepted by:

UNION BANK OF CALIFORNIA, N.A.



By: ____________________________
       Albert R. Joseph
       Vice President